UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _____________________________________________________
FORM 8-K
 _____________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2025
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 CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 Meeting Street		20852
Suite 600
North Bethesda,	Maryland
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (301) 592-5000
  _____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2025, Choice Hotels International, Inc. (the “Company”) entered into a Non-Competition, Non-Solicitation and Severance Benefit Agreement with Raul Ramirez, the Company’s Chief Segment and International Operations Officer. The agreement entered into with Mr. Ramirez is an updated form of Non-Competition, Non-Solicitation and Severance Benefit Agreement (the “2025 SBA”) approved by the Human Capital and Compensation Committee of the Board of Directors of the Company. The 2025 SBA is expected to be used with future executive officers of the Company, subject to further approval by the Committee.

The 2025 SBA is substantially similar to the Company’s prior form of Non-Competition, Non-Solicitation and Severance Benefit Agreement (the “2023 SBA”) but amends the 2023 SBA by, among other things:

•providing that, consistent with the Company’s broad-based severance benefit plan that applies generally to employees of the Company, all severance payments payable under a 2025 SBA will be paid in a single lump sum and providing for a single lump sum payment in lieu of contributions to the cost of health care continuation following termination of employment;
•clarifying the definitions of certain defined terms, including “change in control” and “good reason”;
•adding a new cooperation provision requiring that the employee be reasonably available and cooperate with the Company in any internal or other investigation and/or any administrative, regulatory, or judicial inquiry, investigation, proceeding, or arbitration;
•clarifying that all amounts payable shall be subject to all applicable tax withholding;
•clarifying that the agreement does not restrict the employee’s rights to communicate with government agencies or participate in investigations, affirming rights under the National Labor Relations Act and providing notice under the Defend Trade Secrets Act regarding protected disclosures of trade secrets in certain contexts;
•adding a more detailed provision addressing Section 409A of the Internal Revenue Code (“Section 409A”) matters; and
•making certain other conforming and administrative clarifications.

On the same date, the Company also entered into amendments to the existing Non-Competition, Non-Solicitation and Severance Benefit Agreement (an “Agreement”) with each of Dominic Dragisich, David Pepper, Scott Oaksmith and Simone Wu (each, an “Amendment”) to provide that, to the extent necessary to comply with Section 409A of the Code, any amount of severance payable in connection with a change in control (as defined in the Agreement) that is determined not to be exempt from Section 409A shall be paid in installments in accordance with the Company’s normal payroll practices. The Amendments also clarify that all amounts payable under an Agreement are subject to all applicable tax withholding and add expanded and updated provisions related to protected rights and Section 409A, generally consistent with the 2025 SBA.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 31, 2025	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs